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                                                                    EXHIBIT 10.3

                             TAX SHARING AGREEMENT
                             ---------------------

     AMENDED AND RESTATED AGREEMENT dated as of October 1, 1999 by and among USS Holdings, Inc. ("USSH"), USS Intermediate Holdco, Inc. ("Holdco") and the other
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signatories hereto (the "Subsidiaries").
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     WHEREAS USSH, Holdco and certain of the Subsidiaries are parties to a Tax
Sharing Agreement dated February 9, 1996, as amended, and seek to further amend such agreement; and

     WHEREAS, USSH is the common parent of an affiliated group of corporations (an "Affiliated Group"), as defined in Section 1504(a) of the Internal Revenue
     ----------------
Code of 1986, as amended (the "Code"); and
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     WHEREAS, USSH will file a United States consolidated federal income tax return (a "Consolidated Return") with members of the Affiliated Group of which
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USSH is the common parent (the "USSH Consolidated Group"),
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     NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the parties hereto agree as follows:

     1. USSH shall file a Consolidated Return for each taxable period for which this Agreement is in effect and for which the USSH Consolidated Group remains in existence.

     2. (a) Subject to Section 4, Holdco shall pay to USSH with respect to each taxable year during which Holdco is a member of the USSH Consolidated Group an amount equal to the Holdco Tax Amount for such year.

         (b)  The term "Holdco Tax Amount" shall mean an amount equal to the
                        -----------------
federal income tax liability that Holdco would have incurred for a taxable year had Holdco filed a Consolidated Return that included (i) Holdco as common parent and (ii) those of Holdco's subsidiaries that would be members of an Affiliated Group having Holdco as the common parent (the "Holdco Subgroup"). For purposes
                                               ---------------
of computing the Holdco Tax Amount for a taxable year, the Holdco Subgroup shall take into account all items of gain, income, deductions, losses, credits, carryovers of losses and credits (including the credit calculated under Code
Section 53, if any) from prior taxable years (taking into account any actual federal income tax returns (whether separate returns or Consolidated Returns) filed by members of the Holdco Subgroup for a prior taxable year of such member), and all other tax attributes of the Holdco Subgroup, which attributes may be subject to limitations under the Code and applicable Treasury Regulations, that would have been taken into account had the Holdco Subgroup actually filed a Consolidated Return. Without limiting the generality of the foregoing, computation of the Holdco Tax Amount for any taxable year shall take into account and compensate the Holdco Subgroup for
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any deductions, losses, credits and carryovers of losses and credits generated by it (and that were utilized by the USSH Consolidated Group) at the time such deductions, losses or credits could have been used by the Holdco Subgroup to reduce its federal income tax liability (had the Holdco Subgroup actually filed a Consolidated Return).

               (c) For purposes of this Agreement, "federal income tax" shall include, but not be limited to, all federal taxes on income (including any tax imposed under Code Section 55) and any applicable interest, penalties or additions to tax.

          3. If the Holdco Tax Amount for a taxable year is adjusted after the initial Consolidated Return of the USSH Consolidated Group has been filed (whether as a result of an amended return, a claim for refund, an audit by the Internal Revenue Service ("IRS"), or otherwise), then the amounts calculated under Section 2(a) shall be recomputed to reflect such adjustments. Subject to
Section 4, Holdco shall make a payment of any resulting additional federal income tax to USSH or USSH shall make a payment of any resulting federal income tax refund to Holdco.

          4. USSH shall make the computations under Section 2 and 3 in a reasonable manner. With respect to computations under Section 2, estimated federal income tax payments by Holdco shall be made no later than three (3) business days prior to the time USSH is required to make estimated federal income tax payments to the IRS, and final settlements for a taxable year shall be made between USSH and Holdco no later than three (3) business days prior to the filing of the Consolidated Return of the USSH Consolidated Group for such taxable year. With respect to computations under Section 3, payments determined to be due to USSH or Holdco shall be paid within fifteen (15) business days after the relevant federal income tax return (or amended return) or other document reflecting such adjustment is filed or executed; provided that, in no
                                                          -------------
event shall USSH be required to make any actual payment to Holdco with respect to a refund until USSH actually receives such refund (or actually receives the benefit of such a refund through the use of a credit or otherwise), and provided
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further that, if the Holdco Subgroup for any taxable year has a loss or credit
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which could be carried back to and which would reduce the Holdco Tax Amount (as adjusted) for any earlier taxable year for which the Holdco Subgroup was included in the USSH Consolidated Group, then USSH shall pay to Holdco on the date the USSH Consolidated Group Consolidated Return is actually filed for such taxable year the amount by which the Holdco Tax Amount in such earlier taxable year is reduced by reason of such carryback (or, to the extent that USSH must file a claim for refund to recoup such amount, the date that USSH actually receives such refund (or actually receives the benefit of such a refund through the use of a credit or otherwise)).

          5. The principles of this Agreement shall also apply to any consolidated, combined or unitary state or local income tax return that includes USSH and Holdco (or one or more of the members of the Holdco Subgroup).

          6. This Agreement shall fix the liability between USSH and Holdco as to the matters covered herein, notwithstanding that (i) the Agreement or any part thereof is not controlling for federal income tax or other purposes, including, but not limited to, the computation of earnings and profits for federal income tax purposes, or (ii) USSH and

                                       2
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corporations (other than Holdco Subgroup members) which are now or may become members of the USSH Consolidated Group may enter into different agreements for the allocation of consolidated federal income tax liability to such other corporations.

          7. This Agreement shall apply to the taxable year of the USSH Consolidated Group ending in 1996 and all subsequent taxable years during which members of the Holdco Subgroup, as it may exist from time to time, are members of the USSH Consolidated Group. This Agreement shall supersede any tax sharing agreements or arrangements with respect to USSH, Holdco or any Subsidiary, and each of USSH, Holdco, and the Subsidiaries agree that each such agreement shall be terminated hereby and be of no further force and effect.

          8. (a) This Agreement shall be binding upon and inure to the benefit of any successors or assigns of any of the parties hereto, to the same extent as if the successor had been an original party to the Agreement.

               (b) No amendment, supplement, modification or waiver of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

               (c) Any alteration, modification, addition, deletion, or other change in the consolidated federal income tax return provisions of the Code or the Treasury Regulations thereunder shall automatically be applicable to this Agreement mutatis mutandis.
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               (d) In the event that any one or more of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of any such provision in every other respect and the remaining provisions of this Agreement shall not be in any way impaired.

               (e) This Agreement may be executed in one or more counterparts. Each person that becomes a member of the Holdco Subgroup after the date hereof shall become a party hereto by executing a counterpart hereof and delivering the same to USSH. Each such counterpart shall be deemed an original, but all counterparts together shall constitute one and the same instrument.

               (f) This Agreement shall be governed by the laws of the State of New York.

                                       3
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          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first written above.


                                         USS HOLDINGS, INC.

                                         By:  /s/ Richard J. Nick
                                            ---------------------------------
                                           Name:  Richard J. Nick
                                           Title: Vice President

                                         BMAC HOLDINGS, INC.

                                         By:  /s/ Richard J. Nick
                                            ---------------------------------
                                           Name:  Richard J. Nick
                                           Title: Vice President

                                         BETTER MINERALS & AGGREGATES COMPANY

                                         By:  /s/ Richard J. Nick
                                            ---------------------------------
                                           Name:  Richard J. Nick
                                           Title: Vice President

                                         U.S. SILICA COMPANY

                                         By:  /s/ Richard J. Nick
                                            ---------------------------------
                                           Name:  Richard J. Nick
                                           Title: Vice President

                                         THE FULTON LAND AND TIMBER COMPANY

                                         By:  /s/ Richard J. Nick
                                            ---------------------------------
                                           Name:  Richard J. Nick
                                           Title: Vice President

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                                         OTTAWA SILICA COMPANY

                                         By:  /s/ John A. Ulizio
                                            --------------------------------
                                           Name:  John A. Ulizio
                                           Title: Secretary

                                         PENNSYLVANIA GLASS SAND CORPORATION

                                         By:  /s/ Richard J. Nick
                                            --------------------------------
                                           Name:  Richard J. Nick
                                           Title: Treasurer

                                         BETTER MATERIALS CORPORATION

                                         By:  /s/ Richard J. Nick
                                            --------------------------------
                                           Name:  Richard J. Nick
                                           Title: Vice President

                                         BMC TRUCKING, INC.

                                         By:  /s/ Richard J. Nick
                                            --------------------------------
                                           Name:  Richard J. Nick
                                           Title: Vice President

                                         BUCKS COUNTY CRUSHED STONE COMPANY

                                         By:  /s/ Richard J. Nick
                                            --------------------------------
                                           Name:  Richard J. Nick
                                           Title: Vice President
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                                         CHIPPEWA FARMS CORPORATION

                                         By:  /s/ Richard J. Nick
                                            -------------------------
                                           Name:  Richard J. Nick
                                           Title: Vice President

                                         SHORE STONE COMPANY, INC.

                                         By:  /s/ Richard J. Nick
                                            -------------------------
                                           Name:  Richard J. Nick
                                           Title: Vice President

                                         GEORGE F. PETTINOS, INC.

                                         By:  /s/ Richard J. Nick
                                            -------------------------
                                           Name:  Richard J. Nick
                                           Title: Vice President

                                         ELLEN JAY, INC.

                                         By:  /s/ Richard J. Nick
                                            -------------------------
                                           Name:  Richard J. Nick
                                           Title: Vice President

                                         COMMERCIAL STONE CO., INC.

                                         By:  /s/ Richard J. Nick
                                            -------------------------
                                           Name:  Richard J. Nick
                                           Title: Assistant Secretary